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                                                                EXHIBIT 10.73



                            SUBORDINATION AGREEMENT

     THIS SUBORDINATION AGREEMENT (this "Agreement") is made and entered into by and among GEOTRAC OF AMERICA INC., (formerly known as Bankers Hazard Determination Systems, Inc. and successor by merger to Geotrac, Inc., (formerly known as YoSystems, Inc. and successor by merger to SMS Geotrac, Inc.)), a Florida corporation ("Borrower"), DANIEL J. AND SANDRA WHITE, (collectively, "Subordinated Lender") and THE HUNTINGTON NATIONAL BANK, a national banking association, its successors and assign ("Senior Lender").

                                    RECITALS

     A. Geotrac, Inc. (formerly known as YoSystems, Inc. and successor by merger to SMS Geotrac, Inc.) ("Old Geotrac"), Bankers Insurance Group, Inc. ("BIG"), Insurance Management Solutions Group, Inc. ("IMSG") and Bankers Hazard Determination Services, Inc. ("BHDS") and Subordinated Lender entered into an Agreement and Plan Merger dated as of the 28th day of May, 1998, (the "Merger Agreement"), a copy of which has been furnished to Senior Lender. Old Geotrac and BHDS merged pursuant to the terms of the Agreement, the surviving entity referred to herein as Borrower. The indebtedness of Borrower to Subordinated Lender under the Merger Agreement is represented by a Subordinated Promissory Note dated as of ____________ , 1998 (the "Subordinated Note"). The parties hereto represent that the Subordinated Indebtedness (as hereinafter defined) has not heretofore been assigned to or subordinated in favor of any other person.

     B. Old Geotrac has borrowed monies (the "Loans") from Senior Lender, as evidenced by a Loan and Security Agreement dated as of July 31, 1997, as amended from time to time (the "Loan Agreement") and related documents between Senior Lender and Old Geotrac of even date therewith, as the same may be amended from time to time (collectively, the "Loan Documents"). The Loans and the Loan Documents have been assumed and ratified by Borrower. The Loans are secured by a first priority blanket lien on all of Borrower's assets.

     C. In order to induce Senior Lender, its successors or assigns, to continue to make the Loans, or to grant renewals, or extensions, modifications, or amendments to the Loans, as Senior Lender may deem advisable, Subordinated Lender desires to subordinate the Subordinated Indebtedness and all security held therefor to any and all indebtedness now or hereafter owing by Borrower to Senior Lender in accordance with the provisions of this Agreement.

     D. Subordinated Lender acknowledges that the continuing extensions of credit and other financial accommodations to Borrower by Senior Lender is of value to Subordinated Lender.



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                                   PROVISIONS

     NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged by Subordinated Lender, and in order to induce Senior Lender, now or from time to time hereafter, to extend credit or other financial accommodation to Borrower pursuant to the Loan Agreement as it may be amended, modified or restated, Subordinated Lender hereby agrees as follows:

     1. Subordination of Subordinated Indebtedness. All indebtedness evidenced by the Subordinated Note together with all accrued interest thereon; and any other indebtedness for borrowed money now owing or which hereafter may become owing by or from Borrower to Subordinated Lender, howsoever such indebtedness for borrowed money may be hereafter created, extended, renewed or evidenced, together with all accrued interest thereon and any and all other present and future obligations and liabilities owing by Borrower to Subordinated Lender, howsoever such obligations and liabilities may be created, extended, renewed or evidenced (all such indebtedness, obligations and liabilities referred to collectively as the "Subordinated Indebtedness") shall at all times and in all respects be subordinate and junior in right of payment to any and all indebtedness of Borrower to Senior Lender, its successors and assigns, including, without limitation, the Loans and any extensions, renewals, modifications, and amendments thereof and all accrued interest thereon (collectively, the "Senior Debt"). For purposes of this Agreement, Subordinated Indebtedness shall not include any amounts payable to Daniel J. White pursuant to that certain Employment Agreement by and between Mr. White and Borrower dated as of _____________, 1998 (the "Employment Agreement").

     2. Permitted Payments. Unless and until (A) all of the Senior Debt shall have been fully and finally paid and satisfied, and (B) all financing arrangements, including, but not limited to the Loan Agreement, between Borrower and Senior Lender have been terminated, no payments of principal or interest shall be made on or with respect to the Subordinated Indebtedness by or on behalf of Borrower (or by Guarantor) or accepted by Subordinated Lender, except as permitted in this Section 2. Borrower may from time to time, pay or cause to be paid to Subordinated Lender and Subordinated Lender may accept from Borrower payment of regularly scheduled installments of interest (at a non-default rate of interest) pursuant to the terms and conditions of the Subordinated Note, provided that no Event of Default then exists or would have occurred but for the passage of time or giving of notice or both, or will have occurred after giving effect to any payment which otherwise would be permitted hereby under the Loan Agreement or any of the other Loan Documents (herein referred to as a "Standstill Event"). In the event any Standstill Event shall have occurred, all payments pursuant to the Subordinated Note from Borrower to Subordinated Lender shall cease immediately and Borrower shall not make, nor shall Subordinated Lender accept any such payment from or on behalf of Borrower until such time as Subordinated Lender and Borrower receive written permission from Senior Lender to commence such payments again. Subordinated Lender hereby agrees not to accept any prepayments of any payment due on account of the Subordinated Indebtedness.



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     3. Forbearance: Subordination of Liens. Unless and until (A) all of the
Senior Debt shall have been fully and finally paid and satisfied, and (B) all financing arrangements, including, but not limited to the Loan Agreement, between Borrower and Senior Lender have been terminated, Subordinated Lender shall not: (i) declare the Subordinated Indebtedness or any portion thereof to be due and payable prior to the stated maturity date, nor accelerate the maturity date thereof; (ii) enforce or exercise any right of demand or setoff or commence any legal or other action against Borrower or any third party to collect upon any Subordination Indebtedness; (iii) take or accept any collateral or security with respect to the Subordinated Indebtedness without the prior written consent of Senior Lender; (iv) commence foreclosure or any other similar type of proceedings or exercise any similar remedies in respect of any collateral for the Subordinated Indebtedness; (v) enforce any judgment that it might obtain with respect to the Subordinated Indebtedness (including, without limitation, execution, attachment or foreclosure of judgment liens against any assets of Borrower) without obtaining the prior written consent of Senior Lender; or (vi) commence or join with any other creditor or creditors of Borrower in commencing any bankruptcy, reorganization or insolvency proceedings against Borrower. All rights, liens and security interests of Subordinated Lender in any assets of Borrower or any other person securing the Senior Debt, whether now or hereafter arising and howsoever existing, shall be and hereby are subordinated to the rights and interests of Senior Lender under this Agreement and in those assets. Subordinated Lender shall have no right to possession of any such assets or to foreclose or execute upon any such assets, whether by judicial action or otherwise. Notwithstanding the foregoing, Subordinated Lender may take those actions as described in clauses (i) through
(vi) above at any time following the date which is three hundred sixty-five
(365) days after the occurrence of a Standstill Event (a "Standstill Period") as evidenced by written notice from Senior Lender; provided that Senior Lender shall not have rescinded such notice of a Standstill Event prior to the expiration of such Standstill Period; and provided further that Subordinated Lender shall have given Senior Lender written notice at least ten (10) days prior to taking such action. Senior Lender and Subordinated Lender further agree that Senior Lender shall have the right to extend a Standstill Period for an additional one hundred eighty (180) days upon ten (10) days prior written notice to Subordinated Lender of such extension.

     4. Bankruptcy Proceedings. In the event of (i) any distribution, division or application, partial or complete, voluntary or involuntary, by operation of law or otherwise, of all or any part of the assets of Borrower or the proceeds thereof, to creditors of Borrower by reason of the liquidation, dissolution or other winding up of Borrower's business, or (ii) any sale, receivership, insolvency or bankruptcy proceeding, or assignment for the benefit of creditors, or any proceeding by or against Borrower for any relief under any bankruptcy or insolvency laws relating to the relief of debtors, readjustment of indebtedness, reorganization, compositions or extensions, Subordinated Lender covenants that any payment or distribution of any kind or character to or received by Subordinated Lender, either in cash, securities or other property which shall be paid or delivered, or payable or deliverable, upon or with respect to the Subordinated Indebtedness immediately shall be paid or delivered directly to Senior Lender for application on the Senior Debt, whether or not due, of Borrower to Senior Lender until the Senior Debt to Senior Lender first shall have been fully paid and satisfied. Until Senior Debt shall have been fully and finally paid and satisfied with interest and financing arrangements, including, but not limited to




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the Loan Agreement, between Borrower and Senior Lender have been terminated, in order to enable Senior Lender to enforce its rights hereunder in any such action or proceeding, Senior Lender is hereby irrevocably authorized and empowered in its sole discretion to make and present for and on behalf of Subordinated Lender such proofs of claims against Borrower on account of the Subordinated Indebtedness hereby subordinated as Senior Lender may deem expedient or proper and to vote such proofs of claims in any such proceeding and to receive and collect any and all dividends or other payments or disbursements made thereon in whatever form the same may be paid or issued and to apply the same on account of any of the Senior Debt; provided, however, that if Senior Lender has failed to file proofs of claims against Borrower on behalf of Subordinated Lender within seven (7) days prior to any applicable bar date in a bankruptcy proceeding, Subordinated Lender may file such proofs of claims on account of the Subordinated Indebtedness.

     5. Appointment of Power of Attorney. Upon the occurrence of an Event of Default, Subordinated Lender irrevocably authorizes, appoints, and empowers Senior Lender to demand, sue for, collect, and receive every such payment or distribution and give acquittance therefor and to file claims and take such other proceedings, in Senior Lender's own name or in the name of and as attorney-in-fact for Subordinated Lender, as Senior Lender may deem necessary or advisable for the enforcement of this Agreement; and Subordinated Lender shall execute and deliver to Senior Lender such powers of attorney, assignments, or other instruments as may be requested by Senior Lender to enable Senior Lender to enforce any and all claims upon or with respect to the Subordinated indebtedness and to collect and receive all payments or distributions which may be payable or deliverable at any time upon or with respect to the Subordinated Indebtedness.

     6. Delivery of Payment to Senior Lender. Except for the payments permitted pursuant to Section 2 of this Agreement, if any payment, distribution, security or proceeds thereof is received by Subordinated Lender upon or with respect to any indebtedness of Borrower to Subordinated Lender (including the Subordinated Indebtedness) prior to the satisfaction in full of the Senior Debt by Borrower, Subordinated Lender immediately shall deliver the same to Senior Lender in precisely the form received (except for the endorsement or assignment of Subordinated Lender where necessary), for application to the Senior Debt, whether or not due, and until so delivered the same shall be held in trust by Subordinated Lender as property of Senior Lender. In the event of the failure of Subordinated Lender to make any such endorsement or assignment, Senior Lender, or any of its officers or employees, hereby irrevocably is constituted and appointed attorney-in-fact of Subordinated Lender with full power to make the same. Subordinated Lender hereby agrees that all payments received by Senior Lender may be applied and reapplied, in whole or in part, to any of the Senior Debt, as Senior Lender, in its sole discretion, deem appropriate. By its execution of this Agreement, Borrower agrees not to pay Subordinated Lender any sum on account of any of the Subordinated Indebtedness or to give Subordinated Lender any collateral as security therefor at any time when payment thereof would be in breach of any of the terms of this Agreement.

     7. Assignment of Claims. Subordinated Lender shall not assign or transfer any claim, nor suffer or permit the creation or attachment of any lien, claim or encumbrance, hypothecation or pledge upon any claim, it has or may have against Borrower other than claims arising under the





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Employment Agreement and/or that certain Corporate Governance Agreement by and between Borrower, Subordinated Lender and IMSG dated as of ___________, 1998, while any portion of the Senior Debt remains unpaid unless such assignment or transfer is made expressly subject to this Agreement and upon obtaining Senior Lender's prior written consent to such an assignment or transfer.

     8. Legend. The Subordinated Note, and any other instrument evidencing any of the Subordinated Indebtedness, or any portion thereof, shall bear the following legend on the first page thereof:

    "THE INDEBTEDNESS EVIDENCED BY THIS NOTE OR INSTRUMENT IS SUBORDINATE TO THE INDEBTEDNESS OF THE MAKER (OR ANY SUCCESSOR THERETO) TO THE HUNTINGTON NATIONAL BANK OR ITS SUCCESSORS OR ASSIGNS PURSUANT TO THE TERMS OF A SUBORDINATION AGREEMENT DATED JULY 31, 1998 (OR ANY SUCCESSOR AGREEMENT WHICH REPLACES AND REFERENCES SUCH AGREEMENT)."

     9. Subordinated Note. Any instrument evidencing any of the Subordinated Indebtedness, or any portion thereof, which is hereafter executed by Borrower will, on the date of such execution, be inscribed with the aforesaid legend. Subordinated Lender will not modify, amend, change, or otherwise alter the terms and provisions of the Subordinated Note or any other instrument evidencing the Subordinated Indebtedness in any manner that affects Senior Lender's rights under this Agreement, without the prior written consent of Senior Lender.

     10. Additional Agreements with Senior Lender; Cross-Default. At any time, and from time to time, Senior Lender may enter into any agreements with Borrower as Senior Lender may deem proper extending the time of payment or renewing or otherwise altering the terms of the Loan Documents or affecting the security underlying any or all of such obligations, or may exchange, sell, or surrender or otherwise deal with any such security, or may release any balance of funds of Borrower, with Senior Lender, without notice to Subordinated Lender, and without in any way impairing or affecting this Agreement thereby. Any default by Borrower or Subordinated Lender pursuant to the terms and conditions of this Agreement shall constitute an Event of Default under the Loan Agreement.

     11. Continuing Nature of Subordination. This is a continuing agreement of subordination and Senior Lender may continue, at any time and without notice to Subordinated Lender, to extend credit or other financial accommodation or benefit and loan monies to or for the account of Borrower on the faith hereof. This Agreement shall be irrevocable by Subordinated Lender and shall continue to be effective until the Senior Debt shall have been fully and finally discharged and all financing arrangements, including, but not limited to the Loan Agreement, between Borrower and Senior Lender have been terminated. Subordinated Lender consents and covenants that all obligations and liabilities of Borrower to Senior Lender shall be deemed to have been made or incurred, in part, in reliance upon this Agreement.





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     12. Waiver of Notice. The undersigned waive: (a) notice of acceptance of this Agreement; (b) notice of the existence, creation, extension, refunding, refinancing or non-payment of all or any of the Senior Debt; (c) all diligence in collection or protection of or realization upon the Senior Debt or any part thereof or any security therefor; and (d) notice of the release, waiver or cancellation of any obligors or guarantors of all or any portion of the Senior Debt or any security therefor. Subordinated Lender agrees that Senior Lender has made no warranties or representations with respect to the due execution, legality, validity, completeness or enforceability of the Loan Agreement, or the collectability of the Senior Debt, that Senior Lender shall be entitled to manage and supervise its loans to Borrower and its relationship with Borrower in accordance with its usual practices, modified from time to time as Senior Lender deems appropriate under the circumstances, without regard to the existence of any rights that Subordinated Lender may now or hereafter have in or to any of the assets of Borrower. Subordinated Lender agrees that Senior Lender shall not have any liability to Subordinated Lender for, and waives any claim which Subordinated Lender may now or hereafter have against Senior Lender arising out of: (i) any and all actions which Senior Lender, in good faith, takes or omits to take with respect to the Loan Agreement or any other agreement related thereto or to the collection of the Senior Debt;
(ii) Senior Lender's election, in any proceeding instituted under Chapter 11 of Title 11 of the United States Code (11 U.S.C. Section 101 et seq.) (the "Bankruptcy Code"), of the application of Section 1111(b)(2) of the Bankruptcy Code; and/or (iii) any borrowing or grant of a security interest under Section 364 of the Bankruptcy Code.

     13. Refinancing of Senior Debt. Senior Lender may, from time to time, without notice to the undersigned, assign or transfer any or all of the Senior Debt or any interest therein or permit another person (a "Refinancing Party") to extend credit to Borrower to enable Borrower to repay all or a portion of the Senior Debt (a "Refinancing"), and, notwithstanding any such assignment, transfer or Refinancing or any subsequent assignment, transfer or Refinancing, such Senior Debt shall be and remain Senior Debt for the purposes of this Agreement, and every immediate and successive assignee or transferee of any of the Senior Debt or of any interest therein, including, without limitation, any Refinancing Party, shall, to the extent of the interest of such assignee, transferee or Refinancing Party in the Senior Debt, be entitled to the benefits of this Agreement to the same extent as if such assignee, transferee or Refinancing Party were Senior Lender. Borrower and Subordinated Lender agree to execute a subordination agreement in substantially the same form as this Agreement in favor of the Refinancing Party upon request by Senior Lender.

     14. Information Concerning Financial Condition of Borrower. Subordinated Lender hereby assumes responsibility for keeping itself informed of the financial condition of Borrower, any and all endorsers and any and all guarantors of the Senior Debt and of all other circumstances bearing upon the risk of non-payment of the Senior Debt and/or Subordinated Indebtedness that diligent inquiry would reveal, and Subordinated Lender hereby agrees that Senior Lender shall not have any duty to advise Subordinated Lender of information known to Senior Lender regarding such condition or any such circumstances. In the event Senior Lender, in its sole discretion, undertakes, at any time or from time to time, to provide any such information to Subordinated Lender, Senior Lender shall not be under any obligation to disclose any information which,







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pursuant to accepted or reasonable commercial finance practice, Senior Lender wishes to maintain confidential.

     15. Representation and Warranty of Subordinated Lender. Borrower and Subordinated Lender hereby represent and warrant to Senior Lender as follows:
(i) that the current unpaid principal balance due under the Subordinated Note is $1,500,000.00 and that Borrower is not in default of any covenant and no event of default has occurred or would occur with the passage of time under or pursuant to the Subordinated Note or any other agreement or instrument issued in connection with the Subordinated Indebtedness; (ii) that the terms and provisions of the Loan Agreement, this Agreement and the other Loan Documents do not violate any term or provision of the Subordinated Indebtedness; (iii) that it has not previously assigned any interest in the Subordinated Indebtedness; (iv) that no other party owns any interest in the Subordinated Indebtedness other than Subordinated Lender (whether as joint holders of the Subordinated Indebtedness, participants or otherwise) and that the entire Subordinated Indebtedness is and shall continue to be owing only to Subordinated Lender; (v) that as of the date hereof, other than amounts owed under the Employment Agreement, the Subordinated Note is the only monetary obligation owing by Borrower to Subordinated Lender; (vi) that Borrower has no obligations, monetary or otherwise, to Subordinated Lender, other than the Subordinated Note; and (vii) that it has all necessary authority to grant the subordination evidenced hereby and execute this Agreement.

     16. No Waiver of Senior Lender's Rights. No waiver shall be deemed to be made by Senior Lender or any of its rights hereunder, unless the same shall be in writing signed on behalf of Senior Lender, and each waiver, if any, shall be a waiver only with respect to the specific instance involved and shall in no way impair the rights of Senior Lender or the obligations of Subordinated Lender to Senior Lender in any other respect at any other time. The subordination provisions contained in this Agreement are for the benefit of Senior Lender and may not be rescinded, canceled, amended or modified in any way without the prior written consent thereto executed by Senior Lender. Senior Lender shall not be prejudiced in its rights to enforce the subordination contained in this Agreement in accordance with the terms hereof by any act or failure by Senior Lender or Borrower to provide Subordinated Lender with any notice.

     17. Governing Law. This Agreement shall be construed according to the laws of the State of Ohio. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provisions of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

     18. Entire Agreement. This Agreement sets forth the entire Agreement and understanding among the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements, and undertakings of every kind and nature among them with respect to the subject matter hereof. This Agreement shall be immediately binding upon Borrower and






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Subordinated Lender, and their successors and permitted assigns, and the subordination described herein shall inure to the benefit of any assignee or successor in interest of Senior Lender.

     19. Counterparts. This Agreement may be executed in any number of counterparts, and by the parties hereto on the same or separate counterparts, and each such counterpart, when executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Agreement.

     20. Notice. All notices, requests, demands and other communications provided for hereunder shall be in writing and, if mailed by registered mail or delivered, addressed at the address specified on the signature pages of this Agreement. All notices, statements, requests, demands and other communications provided for hereunder shall be deemed to be given or made when delivered or, if registered mail, upon refusal to accept.

     21. Jurisdiction and Venue. All judicial proceedings arising out of or relating to this Agreement or any obligation hereunder will be brought in the United States District Court for the Northern District of Ohio or in the Court of Common Pleas, Cuyahoga County, Ohio, and by their respective execution and delivery of this Agreement, the undersigned accept for themselves and in connection with their properties, generally and unconditionally, the jurisdiction of the aforesaid courts and waive any defense of forum non conveniens, and irrevocably agree to be bound by any judgment rendered thereby in connection with this Agreement.

     22. JURY TRIAL WAIVER. THE UNDERSIGNED, TO THE EXTENT PERMITTED BY LAW, WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, AMONG SENIOR LENDER AND ANY OF THEM ARISING OUT OF, IN CONNECTION WITH, RELATED TO OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS AGREEMENT OR ANY DOCUMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.

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     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the 31st day of July, 1998.

           SENIOR LENDER:                          BORROWER:
   THE HUNTINGTON NATIONAL BANK,            GEOTRAC OF AMERICA, INC.
   a national banking association        (formerly known as Bankers Hazard
                                     Determination Services, Inc. and successor
                                            by merger to Geotrac, Inc.
                                        (formerly known as YoSystems, Inc. and
                                          successor by merger to SMS Geotrac,
                                            Inc.)), a Florida corporation

    By:  /s/ Timothy M. Ward         By:  /s/  Daniel J. White
       --------------------------       ---------------------------------
    Name:  Timothy M. Ward           Name:  Daniel J. White
           ----------------------           -----------------------------
    Title: V.P.                      Title: President
          -----------------------           -----------------------------

                                               SUBORDINATED LENDERS:

                                      /s/  Daniel J. White
                                      -----------------------------------
                                           Daniel J. White, an individual


                                     /s/  Sandra White
                                     ------------------------------------
                                          Sandra White, an individual





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